Championing a Smoke-Free World Barclays Global Consumer Conference September 8, 2026 Jacek Olczak Group CEO PMI Introduction • A glossary of terms as well as adjustments, other calculations and reconciliations to the most directly comparable U.S. GAAP measures for non-GAAP financial measures cited in this presentation are available in Exhibits 99.2 to the company's Form 8-K dated February 6, 2026 and July 22, 2026 and on our Investor Relations website 2 Exhibit 99.1

Forward-Looking and Cautionary Statements • This presentation contains projections of future results and goals and other forward-looking statements, including statements regarding expected financial or operational performance; capital allocation plans; investment strategies; regulatory outcomes; market expectations; business plans and strategies. Achievement of future results is subject to risks, uncertainties and inaccurate assumptions. In the event that risks or uncertainties materialize, or underlying assumptions prove inaccurate, actual results could vary materially from those contained in such forward-looking statements. Pursuant to the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995, PMI is identifying important factors that, individually or in the aggregate, could cause actual results and outcomes to differ materially from those contained in any forward-looking statements made by PMI • PMI's business risks include: marketing and regulatory restrictions that could reduce our competitiveness, disrupt our SFP commercialization efforts, eliminate our ability to communicate with adult consumers, or ban certain of our products in certain markets or countries; excise tax increases and discriminatory tax structures; health concerns relating to the use of tobacco and other nicotine-containing products; litigation related to tobacco and/or nicotine products and intellectual property rights; intense competition; inability to anticipate changes in adult consumer preferences; use and reliance on third-parties; the adverse effects of global and individual country economic, regulatory and political developments, natural disasters and conflicts; geopolitical instability; the impact and consequences of Russia's invasion of Ukraine; changes in legal-age smoker behavior; continued decline of tax-paid cigarettes; lost revenues as a result of counterfeiting, contraband and cross-border purchases; governmental investigations; unfavorable currency exchange rates and currency devaluations, sustained periods of elevated inflation, and limitations on the ability to repatriate funds; adverse changes in applicable corporate tax laws; disruptions in the credit markets or changes to its credit ratings; recent and potential future tariffs imposed by the U.S. and other countries; adverse changes in the cost, availability, and quality of tobacco and other agricultural products and raw materials, as well as product components for its electronic devices; and the integrity of its information systems and effectiveness of its data privacy policies. PMI's future profitability may also be adversely affected should it be unsuccessful, in key markets or systemically, in its efforts to introduce, commercialize, and grow smoke-free products or if regulation or taxation do not differentiate between such products and cigarettes; if it is unable to successfully introduce new products, and promote brand equity; if there are prolonged disruptions of facilities used to produce its products; if it is unable to enter new markets or improve its margins through increased prices and productivity gains; if other market participants are more successful in their SFP commercialization efforts; if it is unable to attract and retain the best global talent; or if it is unable to successfully integrate and realize the expected benefits from recent transactions and acquisitions. Future results are also subject to the lower predictability of our smoke-free products performance • PMI is further subject to other risks detailed from time to time in its publicly filed documents, including PMI's Annual Report on Form 10-K for the fourth quarter and year ended December 31, 2025 and the Form 10-Q for the quarter ended June 30, 2026. PMI cautions that the foregoing list of important factors is not a complete discussion of all potential risks and uncertainties. PMI does not undertake to update any forward-looking statement that it may make from time to time, except in the normal course of its public disclosure obligations • References to “PMI”, “we”, “our” and “us” mean Philip Morris International Inc., including its subsidiaries 3 On Track for Another Strong Year of Growth • Raising 2026 adj. diluted EPS forecast for currency only to $8.35 - $8.50, or 10.7% to 12.7% growth, incl. favorable currency impact of 24 cents(a)⎼ Includes Q3 adj. diluted EPS forecast of $2.29 to $2.34, with 1 cent(a) favorable currency • IQOS continues to drive broad-based smoke-free growth:⎼ Japan consumer offtake recovery in line with expectations, October pricing confirmed ⎼ Strong multicategory growth in international markets incl. VEEV, ZYN • Expanding U.S. ZYN range and aligning value proposition across ZYN portfolio with Q4 transition of 3mg and 6mg dry variants to 20 pouches/can • Continued robust performance from combustibles as expected, notably in markets with bans or limited presence of SFPs 4 (a) At prevailing exchange rates. Source: PMI financials or estimates

Championing a Smoke-Free World Barclays Global Consumer Conference September 8, 2026 6 Appendix

2026: EPS Guidance 7 (a) Includes: $0.10 Germany excise tax classification litigation charge; ($0.10) RBH (Canada) Plan Implementation, including dividend income, net; $0.09 Impairment of Wellness business related equity investment; $0.06 Loss on expected sale of consumer accessories and other businesses; $0.03 Impairment of goodwill; ($0.11) Tax items Source: PMI financials or estimates Growth2025 2026 Forecast $7.26$7.28 – $7.43Reported Diluted EPS Adjustments: 0.500.50- Amortization of intangibles (0.18)0.16- Fair value adjustment for equity investments 0.140.03- Restructuring charges (0.25)0.06- Income tax impact associated with Swedish Match AB financing -0.33- Non-cash impairment of RBH equity investment -(0.01)- Egypt sales tax settlement adjustment 0.07-- Other 2025 adjustments(a) 0.281.07- Total Adjustments 10.7% – 12.7%$7.54$8.35 – $8.50Adjusted Diluted EPS 0.24- Less: Currency 7.5% – 9.5%$7.54$8.11 – $8.26Adjusted Diluted EPS, excluding currency ($/share) Championing a Smoke-Free World Barclays Global Consumer Conference September 8, 2026